Exhibit 4.1

NUMBER

SHARES

MEDPACE HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

MEDPACE HOLDINGS, INC.

transferable on the books of the Corporation in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

GENERAL COUNSEL AND CORPORATE SECRETARY


MEDPACE HOLDINGS, INC.
CORPORATION
SEAL
2014
DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

written The out following in full according abbreviations, to applicable when used laws in or the regulations: inscription on the face of this certificate, shall be construed as though they were TEN COM – as tenants in common UNIF GIFT MIN ACT– (Cust) Custodian (Minor) TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO PLEASE IDENTIFYING INSERT SOCIAL NUMBER SECURITY OF ASSIGNEE OR OTHER (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of Common Stock of the Corporation represented by this Certificate and does hereby irrevocably constitute and appoint to transfer the said shares of Common Stock on the books of the Corporation, with full power of substitution in the premises. attorney Dated X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND EVERY WITH THE PARTICULAR, NAME(S) AS WITHOUT WRITTEN ALTERATION UPON THE FACE OR ENLARGEMENT OF THE CERTIFICATE OR ANY IN CHANGE WHATSOEVER. SIGNATURE(S) GUARANTEED: THE INSTITUTION SIGNATURE(S) (BANKS, MUST STOCKBROKERS, BE GUARANTEED SAVINGS BY AN AND ELIGIBLE LOAN ASSOCIATIONS GUARANTOR AND GUARANTEE CREDIT MEDALLION UNIONS WITH PROGRAM), MEMBERSHIP PURSUANT IN AN TO S. APPROVED E.C. RULE 17Ad-15. SIGNATURE